UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2004

NEXPRISE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26811	77-0465496

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5950 La Place Court, Suite 200
Carlsbad, CA 92008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (760) 804-1333

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

     On September 23, 2004, NexPrise, Inc. (the “Company”), the Company engaged Burr, Pilger & Mayer LLP (“BPM”) as independent accountants to audit the Company’s financial statements. The decision to engage BPM was approved by the audit committee of the Company’s board of directors. The Company did not, nor did anyone on its behalf, consult BPM during the Company’s two most recent fiscal years and during the subsequent interim period prior to the Company’s engagement of BPM regarding the application of accounting principles to a specified transaction (completed or proposed), the type of audit opinion that might be rendered on the Company’s financial statements, any matter being the subject of disagreement or “reportable event” or any other matter described in Item 304(a)(2) of Regulation S-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPRISE, INC.
Date: September 27, 2004	By:	/s/ Jerome E. Natoli
Jerome E. Natoli
Chief Financial Officer